UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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EMBARCADERO TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 29, 2006

To Our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Embarcadero Technologies, Inc. to be held at the Company’s offices at 100 California Street, 12th Floor, San Francisco, California 94111, on July 31, 2006, at 12:00 p.m., local time.

The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

The Board of Directors appreciates and encourages stockholder participation in the Company’s affairs and invites you to attend the meeting in person. It is important, however, that your shares be represented at the annual meeting in any event and for that reason we ask that whether or not you expect to attend the meeting, you take a moment to complete, date, sign and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We thank you for your support and look forward to seeing you at the meeting.

Sincerely,

Stephen R. Wong Chairman, President and Chief Executive Officer

EMBARCADERO TECHNOLOGIES, INC.

100 California Street, 12th Floor

San Francisco, California 94111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 31, 2006

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Embarcadero Technologies, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices at 100 California Street, 12th Floor, San Francisco, California 94111, on July 31, 2006, at 12:00 p.m., local time, for the following purposes:

1.	To elect two Class III Directors of the Company to serve on the Board of Directors for a three-year term and until their successors are elected and qualified or until their earlier death, resignation or removal.

2.	To approve amendments to the Company’s 2004 Equity Incentive Plan to: (a) increase the number of shares reserved for issuance under the plan by 2,850,000 shares of common stock to an aggregate total of 4,850,000 shares; (b) establish that the maximum amount of any stock award issued under the plan to any participant in any fiscal year shall be 300,000 shares and the maximum cash award shall be $2,000,000; (c) increase the maximum aggregate number of shares that may be issued pursuant to stock awards under the plan by 750,000 shares to 1,150,000 shares; (d) provide that no options may be granted under the plan at less than fair market value; and (e) make certain other administrative clarifications and changes to the plan.

3.	To approve amendments to the Company’s Amended and Restated 2000 Nonemployee Directors Stock Option Plan to: (a) increase the number of shares reserved for issuance under the plan by 350,000 shares of common stock to an aggregate total of 750,000 shares and (b) reduce the term of the options granted under the plan from ten to seven years.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on June 9, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

By Order of the Board of Directors

Stephen C. Ferruolo
Secretary

San Francisco, California

June 29, 2006

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

EMBARCADERO TECHNOLOGIES, INC.

100 California Street, 12th Floor

San Francisco, CA 94111

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 31, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Embarcadero Technologies, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company to be held on July 31, 2006 at 12 p.m. local time, or at any adjournment or postponement of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company’s offices at 100 California Street, 12th Floor, San Francisco, California 94111. The Company’s telephone number is (415) 834-3131.

These proxy solicitation materials, together with the Company’s 2005 Annual Report, are being mailed on or about June 29, 2006 to all stockholders of record on June 9, 2006.

Record Date

Stockholders of record at the close of business on June 9, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the meeting. Stockholders who hold shares of the Company in “street name” may vote at the annual meeting only if they hold a valid proxy from their broker. At the Record Date, approximately 25,870,420 shares of the Company’s common stock were issued and outstanding.

Voting and Solicitation

Holders of the Company’s common stock are entitled to one vote for each share held as of the record date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards.

If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted:

•	for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement;

•	for the amendments to the 2004 Equity Incentive Plan;

•	for the amendments to the Amended and Restated 2000 Nonemployee Directors Stock Option Plan; and

•	for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

The Company is not aware, as of the date hereof, of any matters to be voted upon at the annual meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the annual meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for such services. Costs of solicitation, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any other information furnished to the stockholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of common stock.

Quorum, Abstentions, and Broker Non-Votes

In order to constitute a quorum for conduct of business at the annual meeting, a majority of shares of common stock outstanding on the Record Date must be present in person or represented by proxy at the annual meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

If a quorum exists at the meeting:

•	the nominees for director who receive the plurality of votes cast will be elected to the Board of Directors;

•	the proposal to amend the 2004 Equity Incentive Plan will be approved if it receives the affirmative vote of a majority of the shares of the Company’s common stock voting in person or by proxy on such proposal at the annual meeting;

•	the proposal to amend the Amended and Restated 2000 Nonemployee Stock Option Directors Plan will be approved if it receives the affirmative vote of a majority of the shares of the Company’s common stock voting in person or by proxy on such proposal at the annual meeting; and

•	the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 will be approved if it receives the affirmative vote of a majority of the shares of the Company’s common stock voting in person or by proxy on such proposal at the annual meeting.

Abstentions and broker non-votes will have no impact on the election of directors since they have not been cast in favor of or against any nominee. Broker non-votes will have no effect on the vote for the proposals to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 and to approve the amendments to the 2004 Equity Incentive Plan and the Amended and Restated 2000 Nonemployee Directors Stock Option Plan. However, abstentions will have the same effect as a “no” vote on these proposals.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at 100 California Street, 12th Floor, San Francisco, California 94111, a written notice of revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked, or by attending the meeting and voting in person. Attending the meeting will not, by itself, revoke the proxy.

STOCKHOLDER PROPOSALS FOR 2007 MEETING

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2007 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is February 1, 2007. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so on or before April 2, 2007, in accordance with the Company’s bylaws. Stockholders are also advised to review the Company’s bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

BOARD OF DIRECTORS

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the Company’s Board of Directors (the “Board”) is divided into three classes—Class I, II and III Directors. The size of the Board is presently set at six members. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. Each director holds office until his successor is elected and qualified or until his earlier death, resignation or removal. The nominees for Class III Director, Stephen K. Wong and Gary E. Haroian, currently serve as directors of the Company.

Nominees and Continuing Directors

The information below sets forth the current members of the Board, including the nominees for Class III Director:

Name of Director	Age	Class	Position with the Company	Director Since
Stephen R. Wong	46	III	Chairman, President and Chief Executive Officer	1993
Timothy C.K. Chou(1)(2)	52	I	Director	2000
Frank M. Polestra(1)(3)	81	I	Director	1999
Michael J. Roberts(1)(2)(3)	48	II	Lead Independent Director	2000
Samuel T. Spadafora(2)	63	II	Director	2003
Gary E. Haroian(1)	54	III	Director	2004

(1)	Current member of the Audit Committee.

(2)	Current member of the Compensation Committee.

(3)	Current member of the Nominating and Corporate Governance Committee.

Stephen R. Wong is one of our co-founders and has served as the Chairman of our Board of Directors since July 1993. From July 1993 until October 1999, Mr. Wong served as our Chief Executive Officer and, since June 2000, Mr. Wong has served as our President and Chief Executive Officer. From May 1985 to May 1990, Mr. Wong served as an associate, and subsequently as a partner, of Montgomery Medical Ventures, a venture capital firm, where he specialized in technology transfer and early stage investments. Mr. Wong holds an A.B. degree from Harvard College and an M.B.A. degree from the Harvard Business School.

Timothy C.K. Chou has served as a member of our Board of Directors since July 2000. He has served as President of Oracle On Demand, a division of Oracle Corporation and a leading application service provider, since November 1999. In addition, Mr. Chou serves on the technical advisory board of Webex, Inc., an online conferencing company, and is a lecturer at Stanford University. From October 1996 through October 1999, Mr. Chou served as Chief Operating Officer of Reasoning, Inc., an information technology services firm. From September 1994 through September 1996, Mr. Chou served as Vice President, Server Products, of Oracle Corporation. Mr. Chou holds M.S. and Ph.D. degrees in Electrical Engineering from the University of Illinois Urbana-Champaign.

Gary E. Haroian has served as a member of our Board of Directors since July 2004. Mr. Haroian is currently a consultant to emerging technology companies. From April 2000 to October 2002, Mr. Haroian served in various positions at Bowstreet, Inc., a provider of software application tools, including its Chief Financial Officer, Chief Operating Officer and Chief Executive Officer. From 1997 to 2000, Mr. Haroian served as Senior Vice President of Finance and Administration and Chief Financial Officer of Concord Communications, Inc., a network management software company. From 1983 to 1996, Mr. Haroian served in various positions at Stratus Computer, a provider of fault-tolerant computers, including as Chief Financial Officer, President and Chief Operating Officer and as Chief Executive Officer. Prior to his career as a corporate executive, Mr. Haroian was a CPA in a major public accounting firm. He is currently a member of the board of directors and chairman of the audit committee of four public companies: Network Engines, Inc., a developer and manufacturer of security and storage appliances; Aspen Technology, Inc., a provider of software and implementation services to process manufacturing companies; Lightbridge Inc., an analytics, decisioning and e-commerce company; and Phase Forward Inc., a provider of software for clinical trials and drug safety.

Frank M. Polestra has served as a member of our Board of Directors since November 1999. He has been a partner of Ascent Venture Partners, a venture capital firm, since January 1, 2005. Prior to that, he was the Managing Director of Ascent Venture Partners beginning in March 1999. From 1980 to February 1999, Mr. Polestra served as President of Pioneer Capital Corp., a venture capital firm. Mr. Polestra holds M.S. and Ph.D. degrees in Physical Chemistry from Yale University and a Ph.D. degree in Chemistry from the University of Naples, Italy.

Michael J. Roberts has served as a member of our Board of Directors since March 2000. He was elected Lead Independent Director by the Board in April 2005. He has been Senior Lecturer and Executive Director of Entrepreneurial Studies at the Harvard Business School since June 1997. From 1995 through May 1997, Mr. Roberts served as an independent consultant to new ventures primarily in the health care services, wireless communications, automobile services and restaurant industries. Mr. Roberts is also a member of the boards of directors of three privately held companies: Geode Capital Management, LLC, an investment advisor for institutional clients; Praendex Inc., a management consulting firm; and Kingsley Management, LLC, a full service car wash development and management company. Mr. Roberts holds an A.B. degree from Harvard College and M.B.A. and Ph.D. degrees from the Harvard Business School.

Samuel T. Spadafora has served as a member of our Board of Directors since May 2003. He has been the Chairman of the board of directors of Chordiant Software, Inc., a provider of customer relationship management software, since November 1999 and Chief Strategy Officer since November 2003. Mr. Spadafora served as Chief Executive Officer and a director of Chordiant from June 1998 to January 2002. From June 1998 until October 2000, he was also Chordiant’s President. From April 1994 to June 1998, Mr. Spadafora served as Vice President of Worldwide Field Operations for the microelectronic business of Sun Microsystems, Inc., a computer systems and networking company. Mr. Spadafora holds a B.A. degree in Marketing from Eastern Michigan University.

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES

In April 2005, the Company adopted Corporate Governance Guidelines to assist the Board of Directors in exercising its responsibilities. These Corporate Governance Guidelines may be viewed on the Company’s website www.embarcadero.com under the tab entitled “Investors” and “Corporate Governance.”

The Board held seven meetings, including two telephone conference meetings, during 2005. The Audit Committee met 26 times during 2005, the Compensation Committee met five times during 2005 and the Nominating and Corporate Governance Committee met twice during 2005. In 2005, each director attended 75% or more of the total number of meetings of the Board and committees of the Board on which he served that were held during the period that he served.

The Board has determined that the following directors are “independent” under the current rules of the Nasdaq Stock Market: Timothy C.K. Chou, Gary E. Haroian, Frank M. Polestra, Michael J. Roberts and Samuel T. Spadafora.

Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee.    Timothy C.K. Chou, Gary E. Haroian (Chairman), Frank M. Polestra and Michael J. Roberts are the current members of the Company’s Audit Committee. The Board has determined that each member of the Audit Committee is “independent” under the current rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Haroian qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of its financial statements. The Audit Committee operates under a written charter adopted and amended by the Board, a copy of which was attached to the Proxy Statement for our annual meeting of stockholders held in 2005.

Compensation Committee.    Timothy C.K. Chou, Michael J. Roberts and Samuel T. Spadafora (Chairman) are the current members of the Company’s Compensation Committee. The Board has determined that each member of the Compensation Committee is “independent” under the current rules of the Nasdaq Stock Market. The Compensation Committee makes recommendations to the Board regarding our stock and compensation plans, approves the compensation of our executive officers and grants stock options. The Compensation Committee operates under a written charter adopted by the Board.

Nominating and Corporate Governance Committee.    Frank M. Polestra and Michael J. Roberts (Chairman) are the current members of the Company’s Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the nomination of candidates to stand for election to, or be appointed by, the Board. The Nominating Committee also evaluates the Board’s performance, develops and recommends to the Board corporate governance guidelines and provides oversight with respect to corporate governance and ethical conduct. The Board has determined that each member of the Committee is “independent” under the current rules of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, a copy of which was attached to the Company’s Proxy Statement for our annual meeting of stockholders held in 2005.

COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with directors to report complaints or concerns related to accounting, internal accounting controls or auditing may do so using the Audit Committee procedures for the receipt of such communications, which may be viewed at our website www.embarcadero.com under the tab entitled “Investor Relations” and “Corporate Governance.”

Each member of the Board is encouraged to attend each annual meeting of our stockholders. We have scheduled the 2006 annual meeting on the same day as a regular meeting of the Board of Directors to make it convenient for all of the directors to attend.

DIRECTOR COMPENSATION

During 2005, non-employee directors received cash compensation of $7,500 for each regular quarterly meeting of the Board attended in person, $2,500 for each regular quarterly meeting of the Board attended by teleconference, and $750 for each meeting of a Board committee attended in person or via telephone. In addition, the Audit Committee Chairman receives a quarterly retainer of $4,000 and the Compensation and Nominating and Corporate Governance Committee Chairmen each receive a quarterly retainer of $2,500. Directors are also reimbursed for their reasonable out-of-pocket expenses incurred in connection with their attendance at Board and Board committee meetings.

Pursuant to the Company’s Amended and Restated 2000 Nonemployee Directors Stock Option Plan (the “Directors Plan”), non-employee directors receive non-discretionary, automatic option grants to purchase 25,000 shares of our common stock upon joining the Board and also receive non-discretionary, automatic option grants to purchase 5,000 shares of our common stock on the date of the first regularly scheduled meeting of the Board on or after the first day of each calendar quarter, as long as the non-employee director was then in office for at least three months. The options vest over three years from the date of the grant in equal quarterly installments and are fully vested on the third anniversary of the option grant. The options currently have a term of ten years.

In January 2005, Messrs. Chou, Haroian, Polestra, Roberts and Spadafora each received an option to purchase 5,000 shares of our common stock with an exercise price equal to $8.04 per share pursuant to the Directors Plan. In April 2005, Messrs. Chou, Haroian, Polestra, Roberts, and Spadafora each received an option to purchase 5,000 shares of our common stock with an exercise price equal to $5.00 per share pursuant to the Directors Plan. In July 2005, Messrs. Chou, Haroian, Polestra, Roberts and Spadafora each received an option to purchase 5,000 shares of our common stock with an exercise price equal to $5.62 per share pursuant to the Directors Plan. In October 2005, Messrs. Chou, Haroian, Polestra, Roberts and Spadafora each received an option to purchase 5,000 shares of our common stock with an exercise price equal to $6.76 per share pursuant to the Directors Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship exists, or in the past fiscal year has existed, between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.

CODE OF ETHICS

We have adopted a code of ethics that applies to all officers and employees, including our principal executive officer, principal financial officer and controller. This code of ethics is included as Section 2 of the Company’s Code of Conduct, which may be viewed at our website www.embarcadero.com under the tab entitled “Investor Relations” and “Corporate Governance.”

DIRECTOR NOMINATION

Criteria for Board Membership.    In selecting candidates for appointment or re-election to the Board, the Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee also seeks to ensure that members of the Company’s Audit Committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business and willingness to devote adequate time to Board duties.

Stockholder Nominees.    The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating and Corporate Governance Committee c/o the Secretary of the Company in the time frame described in the Bylaws of the Company and under the caption “Stockholder Proposals for 2007 Meeting” above and should include the following information:

•	all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•	the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and

•	appropriate biographical information and a statement as to the qualification of the nominee.

Process for Identifying and Evaluating Nominees.    The Nominating and Corporate Governance Committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating and Corporate Governance Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating and Corporate Governance Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. The Nominating and Corporate Governance Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating and Corporate Governance Committee. Candidates meriting serious consideration will meet in person or by telephone with all members of the Board. Based on this input, the Nominating and Corporate Governance Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that a candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the Nominating and Corporate Governance Committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2006 Annual Meeting.    Each of the nominees listed in this Proxy Statement is currently a director. Stephen R. Wong is standing for re-election. The Board appointed Gary E. Haroian in July 2004 to fill a vacancy on the Board. Mr. Haroian was initially identified as a candidate for director by Frank Polestra, our Board member, and was recommended to the Board for election by our then Nominating Committee following an evaluation by that committee.

PROPOSAL NO. 1

At the annual meeting, the stockholders will vote on the election of two Class III Directors to serve for a three-year term until the annual meeting of stockholders in 2009 and until their successors are elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has unanimously nominated Stephen R. Wong and Gary E. Haroian for election to the Board of Directors as Class III Directors. The nominees have indicated that they are willing and able to serve as directors. If Stephen R. Wong or Gary E. Haroian becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board. The proxies being solicited will be voted for no more than two nominees at the annual meeting.

Required Vote

Messrs. Wong and Haroian will be elected as directors if, of the shares present or represented and entitled to vote, they receive a plurality of the votes cast.

The Board recommends a vote “for” the election of Messrs. Wong and Haroian

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of March 31, 2006, for:

•	each person who we know beneficially owns more than 5% of our common stock;

•	each of the Named Executive Officers (as defined below);

•	each of our directors;

•	all of our current executive officers and directors as a group.

Percentage of shares owned is based on 25,870,352 shares of common stock outstanding as of March 31, 2006.

Beneficial ownership is calculated based on requirements of the SEC. All shares of common stock subject to options currently exercisable or exercisable within 60 days after March 31, 2006 are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such options, but are not deemed to be outstanding for computing the percentage of ownership of any other person.

Unless otherwise indicated below, each stockholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Unless otherwise indicated below, the address of each stockholder named in the table is Embarcadero Technologies, Inc., 100 California Street, 12th Floor, San Francisco, California 94111.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Options Included in Beneficial Ownership	Percentage of Shares Owned
Stephen R. Wong	5,485,000	1,100,000	20.38%
Wentworth, Hauser & Violich, Inc.(1)	2,151,077	—	8.34%
Luther King Capital Management Corporation(2)	1,730,000	—	6.70%
Wells Fargo & Company(3)	1,825,141	—	7.05%
TimesSquare Capital Management, LLC(4)	1,614,200	—	6.25%
U.S. Bancorp(5)	1,311,915	—	5.08%
Raj P. Sabhlok	690,625	465,625	2.63%
Robert Lamvik	127,500	102,500	*
Timothy C.K. Chou	75,414	75,414	*
Frank M. Polestra	72,914	62,914	*
Michael J. Roberts	68,123	68,123	*
Samuel T. Spadafora	41,664	41,664	*
Gary E. Haroian	18,749	18,749	*
All directors and executive officers as a group (9 persons)	6,579,989	1,934,989	23.70%

*	Less than 1% of our outstanding common stock

(1)	Wentworth Hauser & Violich, Inc.’s address is 353 Sacramento Street, Suite 600, San Francisco, CA 94111. Beneficial ownership information is based on information reported Schedule 13G filed with the SEC on February 7, 2006 and represents shares held as of December 31, 2005. Wentworth Hauser & Violich, Inc., an investment advisor, reported shared disposition and shared voting power over all shares reported as beneficially owned.

(2)	Luther King Capital Management Corporation’s address is 301 Commerce Street, Suite 1600, Fort Worth, TX, 76102. Beneficial ownership information is based on information reported Schedule 13G filed with the SEC on February 10, 2006 and represents shares held as of December 31, 2005.

(3)	Wells Fargo & Company’s address is 420 Montgomery Street, San Francisco, CA, 94104. Beneficial ownership information is based on information reported Schedule 13G filed with the SEC on March 3, 2006 and represents shares held as of December 31, 2005, by Wells Fargo & Company and certain of its subsidiaries, reported on a consolidated basis. Wells Fargo & Company has reported sole voting power over 1,771,696 shares, sole disposition power over 1,803,841 shares and shared disposition power over 20,000 shares.

(4)	TimesSquare Capital Management, LLC’s address is Four Times Square, 25th Floor, New York, NY, 10036. Beneficial ownership information is based on information reported Schedule 13G filed with the SEC on February 10, 2006 and represents shares held as of December 31, 2005. TimesSquare Capital Management, LLC, an investment advisor, reported sole voting power over 1,398,400 shares and sole disposition power over 1,614,200 shares.

(5)	U.S. Bancorp’s address is 800 Nicollet Mall, Minneapolis, MN, 55402. Beneficial ownership information is based on information reported Schedule 13G filed with the SEC on January 31, 2006 and represents shares held as of December 31, 2005. U.S. Bancorp, an investment advisor, reported sole voting power over 1,288,825 shares and sole disposition power over 1,311,915 shares.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the compensation for the years ended December 31, 2005, 2004, and 2003 paid by us to our Chief Executive Officer and to our other executive officers who received salary and bonus compensation in 2005 of more than $100,000. These persons are collectively referred to as the “Named Executive Officers.” The compensation table excludes for each listed executive other compensation in the form of perquisites and other personal benefits that did not exceed the lesser of $50,000 or 10% of the total salary and bonus earned by each such Named Executive Officer in 2005.

Summary Compensation Table

Name and Principal Position	Annual Compensation				Long Term Compensation
	Year	Salary		Bonus	Securities Underlying Options #	Restricted Stock Awards ($)		All Other Compensation
Stephen R. Wong	2005	$60,000		—	—	—		—
Chairman, President and	2004	$60,000		—	—	—		—
Chief Executive Officer	2003	$60,000		—	—	—		—

Raj P. Sabhlok	2005	$221,712		$20,000	100,000	$337,650	(1)	—
Senior Vice President of Operations	2004	$200,000		$50,000	50,000	$565,450	(2)	—
	2003	$200,000		$50,000	175,000	$781,950	(3)	—

Robert Lamvik	2005	$328,287	(4)	—	140,000	—		$56,400	(5)
Vice President, Worldwide Field Operations	2004	$198,637	(6)	$20,000	175,000	$211,475	(7)	$33,250	(5)

(1)	On October 13, 2005, Mr. Sabhlok was granted the right to purchase 50,000 shares of common stock at par value ($0.001) per share subject to the terms and conditions of the Company’s standard restricted stock purchase agreement. The award vests over two years. The value is calculated based on the closing price of our common stock on October 13, 2005 ($6.76), times the number of shares less the aggregate purchase price. As of December 31, 2005, Mr. Sabhlok was deemed to hold a total of 150,000 shares of restricted stock, valued in the aggregate at $1,091,850 based on the closing price of our common stock on December 30, 2005 ($7.28).

(2)	On June 14, 2004, Mr. Sabhlok was granted the right to purchase 50,000 shares of common stock at par value ($0.001) per share subject to the terms and conditions of the Company’s standard restricted stock purchase agreement. The award vests over two years. The value is calculated based on the closing price of our common stock on June 14, 2004 ($11.31), times the number of shares less the aggregate purchase price.

(3)	On December 19, 2003, Mr. Sabhlok was granted the right to purchase 50,000 shares of common stock at par value ($0.001) per share subject to the terms and conditions of the Company’s standard restricted stock purchase agreement. The award vests over two years. The value is calculated based on the closing price of our common stock on December 19, 2003 ($15.64), times the number of shares less the aggregate purchase price.

(4)	Mr. Lamvik’s salary includes $128,286 for commissions earned in 2005.

(5)	Pursuant to Mr. Lamvik’s at-will employment agreement, entered into as of May 2004, he received a $4,000 per month housing allowance until December 2005 and receives a $700 per month car allowance.

(6)	Mr. Lamvik’s salary includes $73,637 for commissions earned in 2004.

(7)	On September 30, 2004, Mr. Lamvik was granted the right to purchase 25,000 shares of common stock at par value ($0.001) per share subject to the terms and conditions of the Company’s standard restricted stock purchase agreement. The award vested over two years. The value is calculated based on the closing price of our common stock on September 30, 2004 ($8.46), times the number of shares less the aggregate purchase price.

Stock Options Granted in 2005

The following table sets forth information with respect to stock options granted during the year ended December 31, 2005 to each of the Named Executive Officers. All options listed below were granted under the Company’s 2004 Equity Incentive Plan. Unless stated otherwise, options granted vest over a four-year period in sixteen equal quarterly installments. The Board retains discretion to modify the terms, including the price, of outstanding options, except that options already granted under the 2004 Equity Incentive Plan may not be repriced, replaced, regranted or modified if the effect would be to reduce the option price.

The percentage of options granted is based on an aggregate of 1,401,500 options we granted during the fiscal year ended December 31, 2005. All options listed were granted at an exercise price at least equal to the fair market value of our common stock, based on the closing price of our common stock on the Nasdaq National Market on the date of grant.

The potential realizable value amounts in the last two columns of the following chart represent hypothetical gains that could be achieved for the respective options if exercised and sold at the end of the option term. The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the SEC and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder’s continued employment through the vesting period. This table does not take into account any actual appreciation in the price of the common stock from the date of grant to the present.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date
					5%	10%
Stephen R. Wong	—	—	—	—	—	—

Raj P. Sabhlok	50,000	3.6%	$6.76	10/13/2012	$137,600	$320,666

Robert Lamvik	100,000	7.1%	$7.15	03/10/2012	$291,077	$678,333
	40,000	2.9%	$6.76	10/13/2012	$110,080	$256,533

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information regarding exercised stock options during the year ended December 31, 2005, and unexercised options held as of December 31, 2005, by each of the Named Executive Officers. All options listed below were granted under our 1993 Stock Option Plan or 2004 Equity Incentive Plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen R. Wong	—	—	1,100,000	—	$7,733,000	—

Raj P. Sabhlok	—	—	420,312	167,188	$1,142,370	$112,329

Robert Lamvik	—	—	82,812	232,188	$2,438	$31,363

(1)	These values have been calculated on the basis of the closing price of our common stock on December 30, 2005 ($7.28), less the applicable exercise price per share, multiplied by the number of shares underlying such options.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2005 with respect to compensation plans maintained by the Company under which equity securities of the Company are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	4,204,842		$6.14		632,813	(1)
Equity compensation plans not approved by security holders	643,817	(2)	$11.42	(2)	—

Total	4,848,659		$6.84		632,813

(1)	Consists of shares available for future issuance under our 2004 Equity Incentive Plan and Amended and Restated 2000 Nonemployee Directors Stock Option Plan. As of December 31, 2005, an aggregate of 557,813 shares of common stock were available for issuance under the 2004 Equity Incentive Plan and 75,000 shares of common stock were available for issuance under the Directors Plan.

(2)	Consists of the following:

(a)	200,000 shares issuable upon exercise of employment inducement options granted to Michael Shahbazian as an inducement to cause him to join the Company as its Senior Vice President and Chief Financial Officer in October 2005. These options have a term of seven years with an exercise price equal to the fair market value of the Company’s Common Stock on the date of the grant. One fourth of the total options shares vest and become exercisable on the first anniversary of the date of grant. The remaining options vest and become exercisable ratably on a quarterly basis over the following three years.

(b)	443,817 shares issued under the Company’s 1993 Stock Option Plan after its amendment in June 2003. In June 2003, the Board amended the Company’s 1993 Stock Option Plan to: (i) extend the expiration date from November 1, 2003 to the earlier of November 1, 2004 or the approval by the Company’s stockholders of a new plan; (ii) give the Company the ability to issue restricted stock under the plan; and (iii) increase the number of shares authorized for issuance by 1,000,000 shares on each of July 1, 2004, 2005, and 2006, unless the 1993 Stock Option Plan was earlier terminated or superseded by a new plan. These amendments to the 1993 Stock Option Plan were not approved by the stockholders of the Company. In June 2004, the 2004 Equity Incentive Plan was approved by the Company’s stockholders and superseded the 1993 Stock Option Plan. No further grants will be made under the 1993 Stock Option Plan.

The material terms of the Company’s 2004 Equity Incentive Plan, Amended and Restated 2000 Nonemployee Directors Stock Option Plan and 1993 Stock Option Plan are described, in accordance with the requirements of Statement of Accounting Standards No. 123, in Note 10 to the Company’s financial statements which are included in the Company’s Annual Report on Form 10-K filed on March 16, 2006.

COMPENSATION AND OTHER TRANSACTIONS WITH OFFICERS AND DIRECTORS

For information concerning compensation and severance agreements and other transactions between the Company and certain executive officers and directors, see “Director Compensation,” “Compensation Committee Interlocks and Insider Participation,” “Executive Compensation,” and “Certain Relationships and Related Transactions.”

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a filing.

The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of its financial statements. Mr. Haroian is Chairman of the Audit Committee. The Audit Committee operates under an Audit Committee Charter that was adopted by the Board of Directors in April 2003 and amended in April 2005. The Audit Committee’s responsibilities are more fully described in the Audit Committee Charter, a copy of which was attached to the Company’s proxy statement relating to the 2005 annual meeting of stockholders. All members of the Audit Committee currently meet the independence requirements under the rules of the Nasdaq Stock Market.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005. This review included a discussion of the quality and the acceptability of the Company’s financial and disclosure reporting and controls, including the nature and extent of disclosures in the financial statements.

The Audit Committee also reviewed with the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent registered public accounting firm their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board Statement No. 1.

In January 2005, the Audit Committee completed an internal investigation focused on the Company’s revenue recognition practices related to transactions with certain distributors and resellers, principally those of the Company’s U.K. subsidiary, Embarcadero Europe Ltd. The Committee was assisted in the investigation by independent outside legal counsel and accounting experts. During 2005, the Audit Committee provided oversight and advice to management relating to management’s implementation of remediation efforts with respect to the design of the Company’s internal control over financial reporting. For a more complete discussion of these remediation efforts, see Item 9A of our Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 16, 2006.

The Audit Committee also discussed with and provided oversight and advice to management with respect to management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of

December 31, 2005. In connection with its oversight, the Committee received periodic updates from management and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, at its meetings. At the conclusion of the process, management provided the Committee with, and the Committee reviewed, a report on the effectiveness of the Company’s internal control over financial reporting. The Committee also reviewed the report of management contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC on March 16, 2006, as well as PricewaterhouseCoopers’ Report of Independent Registered Public Accounting Firm included in the Form 10-K.

In addition to matters discussed above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of their audit. The Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee also discussed the independent registered public accounting firm’s reviews of the quarterly financial statements, drafts of the quarterly and annual reports, and drafts of the respective press releases disclosing the financial highlights of the Company.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

AUDIT COMMITTEE

Timothy C.K. Chou

Gary E. Haroian (Chairman)

Frank M. Polestra

Michael J. Roberts

PRINCIPAL REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by PricewaterhouseCoopers LLP for fiscal 2005 and 2004.

	2005	2004
Audit Fees(1)	$826,930	$1,583,000
Audit-Related Fees(2)	67,000	6,000
Tax Fees(3)	34,880	121,000

Total	$928,810	$1,710,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statement and audit services provided in connection with other statutory or regulatory filings. Audit fees for fiscal year 2005 and 2004 included the audit of management’s report on the effectiveness of the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-related fees consist of assurance and related services that traditionally are performed by the independent accountant and generally are overseen by licensed accountants, such as accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures and other attestation services.

(3)	For fiscal 2005 tax fees principally included tax compliance fees.

Pursuant to the Company’s Audit Committee Pre-Approval Policy, the Audit Committee pre-approves audit and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and associated fees. All of the above audit-related services, tax services and other services were approved by the Audit Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following Compensation Committee Report on Executive Compensation shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a filing.

The Compensation Committee administers the Company’s executive compensation program. Each member of the Compensation Committee is an independent director under the current rules of the Nasdaq Stock Market, a non-employee director within the meaning of Section 16 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Mr. Spadafora is Chairman of the Compensation Committee.

General Compensation Philosophy

The role of the Compensation Committee is to review and administer all compensation arrangements for executive officers and direct reports to the Chief Executive Officer and to be responsible for administering the Company’s benefit plans. The Company’s compensation policy for officers is to provide market-based compensation to executives and senior managers, with an emphasis on performance-based cash and equity incentives tied to specific targeted business goals or milestones. Recognizing the competitive environment the Company confronts in recruiting executives and senior managers, and in particular the high cost of living in the San Francisco Bay Area, the Company may use hiring bonuses and relocation assistance, as well as performance-based cash and equity incentives as components of executive compensation.

Executive Compensation

The three major components of the Company’s executive officer compensation are (i) base salary, (ii) cash bonus and (iii) stock awards.

Base Salary.    During 2005, the Compensation Committee reviewed the base salaries of all executive officers and set individual salaries based on an evaluation of each executive’s scope of responsibility and performance, as well as salaries for similar positions at comparable companies. In connection with his promotion to Senior Vice President of Operations in October 2005, Raj P. Sabhlok’s salary was increased to $240,000. In addition, in the cases of Robert Lamvik and Michael Shahbazian, the Committee set salaries consistent with their employment offer letter or employment agreement, as applicable, between the Company and each of them. For 2006, the Compensation Committee will review and establish base salaries for the executive officers (other than the Chief Executive Officer) based on a similar evaluation criteria.

Cash Bonus.    Executive officers are eligible to receive annual cash performance bonuses that vary based on the specific individual and position. Bonuses are awarded based on individual achievement of goals and based on the Company achieving specific milestones. For 2005, Mr. Sabhlok received a one-time bonus of $20,000 in July 2005. Neither Mr. Lamvik nor Mr. Shahbazian received a bonus for 2005.

Stock Awards.    Executive officers are eligible to receive periodic performance-based equity compensation in the form of stock options and restricted stock awards. The Compensation Committee believes that equity-based compensation in the form of stock options and restricted stock awards links the interests of executives with the long-term interests of the Company’s stockholders and encourages executives to remain employed by the Company. Pursuant to the 1993 Stock Option Plan and the 2004 Equity Incentive Plan, the Company has issued stock options to executives since 1993 and restricted stock awards to executives beginning in December 2003.

In 2005, in connection with his initial employment as our Chief Financial Officer, Mr. Shahbazian was granted stock options and restricted stock. In addition, during 2005, the Compensation Committee made stock option grants to each of Messrs. Sabhlok and Lamvik and made a restricted stock grant to Mr. Sabhlok. Mr. Wong requested not to receive any equity awards and none were granted to him. All grants to the existing executive officers were based on a number of factors, including the amount and term of options already held by the officer, the officer’s contributions to the achievement of the Company’s financial and strategic objectives, and industry practices and norms.

Chief Executive Officer Compensation

Stephen R. Wong’s base salary for 2005 was $60,000. Mr. Wong’s compensation was considerably less than the competitive level of compensation paid to a chief executive officer with similar responsibilities in our industry. Due to his substantial ownership interest in the Company, Mr. Wong requested not to receive additional compensation in 2005. The Compensation Committee continues to review market data for chief executive officers’ salary levels of comparable software businesses, and may, if appropriate in the future, set Mr. Wong’s compensation to a market competitive level.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. However, performance-based compensation that has been approved by stockholders is not subject to the $1.0 million limit under Section 162(m) if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals, and the Board committee that establishes such goals consists only of “outside directors.” All members of the Compensation Committee qualify as outside directors. Additionally, stock options will qualify for the performance-based exception where, among other requirements, the exercise price of the option is not less than the fair market value of the stock on the date of grant, and the plan includes a per-executive limitation on the number of shares for which options may be granted during a specified period.

COMPENSATION COMMITTEE

Timothy C.K. Chou

Michael J. Roberts

Samuel T. Spadafora (Chairman)

COMPANY STOCK PRICE PERFORMANCE

The following graph shows the total stockholder return of an investment of $100.00 in cash on December 31, 2001 through December 31, 2005 for (i) the Company’s common stock, (ii) the Nasdaq Stock Market (U.S.) Index, and (iii) RDG Software Composite. All values assume reinvestment of the full amount of all dividends. We have declared no dividends on our common stock during this period.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG EMBARCADERO TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE RDG SOFTWARE COMPOSITE INDEX

*	$100 invested on 12/31/00 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

	Cumulative Total Return
	12/00	12/01	12/02	12/03	12/04	12/05
EMBARCADERO TECHNOLOGIES, INC.	$100.00	$53.78	$13.27	$35.44	$20.91	$16.18
NASDAQ STOCK MARKET (U.S.)	100.00	79.57	56.48	84.08	91.61	93.72
RDG SOFTWARE COMPOSITE	100.00	89.35	61.18	77.41	85.91	85.65

The foregoing graph is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2005, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any current director, executive officer or holder of more than 5% of the Company’s common stock had or will have a direct or indirect interest other than the transactions described below.

Employment Agreements, Change-in-Control and Other Compensation Arrangements

In January 2000, we entered into a letter agreement with Raj P. Sabhlok, who is now our Senior Vice President of Operations. Pursuant to the agreement, Mr. Sabhlok is entitled to six months severance pay and benefits if we terminate his employment without cause.

In May 2004, we entered into an at-will employment agreement with Robert Lamvik, who is now our Vice President of Worldwide Field Operations. Pursuant to the agreement, Mr. Lamvik is entitled to a base salary of $200,000 and is eligible to receive a bonus of up to $125,000. He also receives a car allowance of $700 per month.

In October 2005, we entered into an employment agreement with Michael Shahbazian, our Senior Vice President and Chief Financial Officer. Mr. Shahbazian’s employment agreement provides for an annual salary of $240,000. Mr. Shahbazian also received inducement grants of an option to purchase 200,000 shares of the Company’s common stock and 100,000 shares of restricted stock. Mr. Shahbazian’s option vests over four years as follows: 50,000 shares vest on the first anniversary of the grant date and the remaining 150,000 shares vest over the following three years in twelve equal quarterly installments. Mr. Shahbazian’s restricted stock vests over three years as follows: 37,500 shares on the first anniversary of the grant date, 37,500 shares in two equal semi-annual installments during year two and 25,000 shares in two equal semi-annual installments during year three. The stock options and restricted stock will become fully vested in the event of a change in control pursuant to a “double trigger” provision or “termination event” (where Mr. Shahbazian is not the Chief Financial Officer of the surviving public company). Mr. Shahbazian’s employment agreement also provides that he will receive severance payments equal to six months of his base salary and paid COBRA health care insurance coverage, if his employment is terminated other than for “cause,” as defined in the agreement, within the first 12 months of his employment or, if he is terminated thereafter, the severance payments will equal 12 months of his base salary, paid COBRA health care insurance coverage during such 12 month period and a pro rata portion of his target bonus for such year up to the date of termination.

Stock Awards

We have granted stock options and restricted stock awards to our directors and executive officers, and we intend to grant additional options and/or awards to our directors and executive officers in the future.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. Such agreements may require us, among other things, to indemnify our officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such reports furnished to the Company and written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements were met during 2005, except that Michael Shahbazian filed a Form 3 on November 1, 2005, reporting late his initial statement of ownership of our common stock. This report was due within 10 days of Mr. Shahbazian’s election as our Senior Vice President and Chief Financial Officer on October 20, 2005.

PROPOSAL NO. 2

Approval of Amendments to the 2004 Equity Incentive Plan

At the annual meeting, you are being asked to approve amendments to the 2004 Equity Incentive Plan (the “2004 Plan”) to: (a) increase the number of shares reserved for issuance under the plan by 2,850,000 shares of common stock to an aggregate total of 4,850,000 shares; (b) establish that the maximum amount of any stock award issued under the plan to any participant in any fiscal year shall be 300,000 shares and the maximum cash award shall be $2,000,000; (c) increase the maximum aggregate number of shares that may be issued pursuant to stock awards under the plan by 750,000 shares to 1,150,000 shares; (d) provide that no options may be granted under the plan at less than fair market value; and (e) to make certain other administrative clarifications and changes to the plan. Your approval of these amendments is being sought (i) for the purpose of qualifying options as incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) in accordance with the rules of the Nasdaq National Market, to permit the listing of shares purchased by officers, directors or key employees.

The 2004 Plan was adopted by the Board on April 14, 2004 and it became effective on June 15, 2004, after approval of the stockholders at the 2004 annual meeting. In May and June 2006, the Board of Directors approved the foregoing amendments to the 2004 Plan, subject to stockholder approval. The proposed amendments are described below in greater detail.

The amendments include the proposal to increase the number of shares reserved for issuance under the plan by 2,850,000 shares of common stock to an aggregate total of 4,850,000 shares. The Board adopted this amendment because it believes that:

•	additional shares are necessary to attract new employees and executives;

•	additional shares are needed to further the goal of retaining and motivating existing personnel; and

•	the issuance of options and other stock awards to our employees is an integral component of the Company’s compensation policy.

As of June 1, 2006, awards (net of canceled awards) covering an aggregate of 1,351,187 shares of common stock had been issued under the 2004 Plan. A total of 648,813 shares of common stock remained available for future grant under the 2004 Plan. As of June 1, 2006, options outstanding under the 2004 Plan and the 1993 Stock Option Plan had per share exercise prices ranging from $5.25 to $8.52 or a weighted average per share exercise price of $6.909.

As proposed to be amended, the 2004 Plan will provide that the Compensation Committee can grant a stock award or cash award intended as “qualified performance based compensation” within the meaning of Section 162(m) of the Code without stockholder approval provided that such award vests or becomes contingent on the achievement of one or more objectively determinable performance conditions and the maximum number of shares granted to any participant in any fiscal year does not exceed 300,000 shares and the maximum cash award does not exceed $2,000,000.

The amendments also include proposals to increase the maximum aggregate number of shares that may be issued pursuant to stock awards under the 2004 Plan from 400,000 shares to 1,150,000 shares and to provide that no options may be granted under the plan at less than the fair market value of the Company’s common stock on the grant date. Under the current plan prior to amendment, nonstatutory stock options may be granted at less than fair market value. As proposed to be amended, the plan will provide that all stock options (including nonstatutory stock options and incentive stock options) must be granted at not less than the fair market value of the Company’s common stock on the grant date. The Board has adopted this amendment to conform the terms of the 2004 Plan to the Company’s established practice regarding the granting of stock options. Since the adoption of the 2004 Plan, all options have been granted at not less than the fair market value of the Company’s common stock on the date of grant.

Summary of the 2004 Equity Incentive Plan

A copy of the 2004 Plan is attached to this proxy statement as Appendix A. The following description of the 2004 Plan is a summary and so is qualified by reference to the complete text of the 2004 Plan.

The material terms of the 2004 Plan, as amended, include the following:

•	the types of awards that may be granted under the 2004 Plan are stock options (including incentive stock options and nonstatutory stock options), stock appreciation rights, stock awards and cash awards;

•	the maximum number of shares subject to awards that may be granted to any one participant under the 2004 Plan during any single fiscal year of the Company is 300,000 shares (the “162(m) Share Limit”);

•	the maximum value of any cash award granted to any one participant under the 2004 Plan in any single fiscal year is $2,000,000;

•	up to 1,150,000 shares of common stock may be granted under the 2004 Plan as restricted stock grants (the “Restricted Stock Limit”);

•	no options may be granted under the 2004 Plan at less than the fair market value of the Company’s common stock on the grant date;

•	the Company may not reprice or otherwise reduce the exercise price of outstanding options granted under the 2004 Plan (other than in connection with certain corporate transactions such as stock splits, stock dividends or similar transactions) without the approval of our stockholders;

•	the number of shares reserved for issuance under the 2004 Plan, the 162(m) Share Limit and the Restricted Stock Limit will each be adjusted to proportionately reflect the terms of certain corporate transactions including stock splits, stock dividends, and certain other transactions affecting the capital stock of the Company;

•	shares subject to awards that expire or become unexercisable for any reason without having been exercised in full or without the shares subject thereto having been issued in full will become available for re-issuance under the 2004 Plan;

•	shares of common stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price of an award or any withholding taxes due with respect to the exercise or purchase shall not continue to be available for issuance under the 2004 Plan;

•	unvested award shares repurchased by the Company pursuant to stock awards shall be available for future grant under the 2004 Plan; and

•	the 2004 Plan will expire in June 2014 (unless it expires or is terminated earlier pursuant to its terms) and no new awards may be granted after that date.

The purpose of the 2004 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to eligible individuals to participate in the growth in value of the equity of the Company. Stock options, stock appreciation rights, stock awards and cash awards may be granted under the 2004 Plan (each, an

“award”). Options granted under the 2004 Plan may be either “incentive stock options,” as defined in section 422 of the Code, or non-statutory stock options.

Administration.    The 2004 Plan is administered by the Compensation Committee of the Board. The Compensation Committee has delegated to the Chief Executive Officer the authority to grant awards to non-executive level employees in accordance with guidelines established by the Compensation Committee, and it may delegate certain responsibilities to an employee of the Company (as applicable, the “Administrator”).

Eligibility.    Non-statutory stock options, stock appreciation rights, stock awards and cash awards may be granted under the 2004 Plan to employees, directors (including nonemployee directors) and consultants of the Company, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The Administrator, in its discretion, approves options, stock awards and cash awards to be granted under the 2004 Plan. The Company intends the 2004 Plan to be a broad-based employee plan. As of June 1, 2006, the Company had approximately 285 employees and five nonemployee directors who would be eligible to participate in the 2004 Plan.

Nontransferability of Awards.    Unless otherwise determined by the Administrator, awards granted under the 2004 Plan are not transferable other than by will, domestic relations order, or the laws of descent and distribution.

Stock Options

Exercise Price.    The Administrator determines the exercise price of options at the time the options are granted. The exercise price of stock options may not be less than 100% of the fair market value of our common stock on the date of grant of such option, provided that the exercise price of an incentive stock option to an employee who is also a 10% stockholder must have an exercise price at least equal to 110% of the fair market value of our common stock on the date of grant of such option. The fair market value of our common stock is generally the closing sales price as quoted on the Nasdaq National Market on the date of grant. No option may be repriced to reduce the exercise price of such option without stockholder approval (except in connection with a change in our capitalization, such as a stock split or a recapitalization).

Exercise of Option; Form of Consideration.    The Administrator determines when options vest and become exercisable, and in its discretion may accelerate the vesting and/or exercisability of any outstanding option. The Company’s standard vesting schedule applicable to options granted to new employees is 25% of the total number of shares vest on the first anniversary of the vesting commencement date and 1/48th of the total number of shares vest at the end of each subsequent month so that the options become fully vested on the fourth anniversary of the vesting commencement date. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 2004 Plan permits payment to be made by cash, check, promissory note, cancellation of indebtedness, other shares of common stock of the Company (with some restrictions), broker assisted same-day sale, withholding of shares subject to the option (with some restrictions) or any other means of consideration permitted by applicable law.

Term of Option.    The term of an option may be no more than ten years from the date of grant; provided that the term of an incentive stock option may not be more than five years from the date of grant for an optionee who is also a 10% stockholder. The Company’s standard term for options granted to employees is seven years. No option may be exercised after the expiration of its term.

Termination of Options.    Generally, if an optionee’s services to the Company as an employee, consultant or director terminate other than for death or disability, vested options will generally remain exercisable for a period of 90 days following the optionee’s termination. Unless otherwise provided for in the option agreement, generally if an optionee becomes disabled while an employee, consultant or director, the optionee’s vested options shall be exercisable for one year following the optionee’s termination as a result of disability, or if earlier, the expiration of the term of such option. Unless otherwise provided for in the option agreement, if an optionee dies during optionee’s employment with the Company, optionee’s vested options shall be exercisable for 12 months following the optionee’s death, or if earlier, the expiration of the term of such option. The Administrator has the authority to extend the period of time for which an option is to remain exercisable following optionee’s termination; provided that in no event will an option be exercisable later than the expiration of the term of the option.

Stock Appreciation Rights

The Administrator may grant stock appreciation rights, which entitle the recipient to receive an amount equal to the excess of the fair market value of a fixed number of shares covered by the exercised portion of the stock appreciation award on the date of exercise over the fair market value on the date of the grant. The amount due to the recipient may be paid in cash or our common stock. The grant or vesting of a stock appreciation right may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to the Company and/or an individual business unit.

Stock Awards

The Administrator may grant stock awards in its discretion; provided that the maximum number of shares that may be issued pursuant to stock awards is 1,150,000. The purchase price of a restricted stock award will be established by the Administrator at the time of the grant and may not be less than the par value of the shares issuable under the stock award if required by applicable law. The grant or vesting of a stock award may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to the Company and/or an individual business unit.

Cash Awards

The Administrator may grant cash awards, which entitle the recipient to a cash payment on satisfaction of goals described in the award. The Administrator determines the terms, conditions and restrictions related to cash awards. The grant or vesting of a cash award may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to the Company and/or an individual business unit.

Adjustments on Changes in Capitalization, Merger or Change of Control

In the event of any stock dividend, stock split, reverse stock split, recapitalization (including the payment of an extraordinary cash dividend), combination, reclassification, spin-off or similar change to the capital structure of the Company, appropriate adjustments will be made to:

•	the number and type of awards that may be granted under the 2004 Plan;

•	the number and type of options that may be granted to any individual under the 2004 Plan;

•	the 162(m) Share Limit and Restricted Stock Limited;

•	the terms of any stock appreciation right;

•	the purchase price of any stock award;

•	the option price and number and class of securities issuable under each outstanding option; and

•	the repurchase price of any securities substituted for option shares that are subject to repurchase rights.

Any such adjustments will be made by the Board in its absolute discretion, and the decision of the Board will be final, binding and conclusive.

In the event of a merger in which the Company is not the surviving corporation (a “Change of Control”), the Board may do one or more of the following:

•	arrange for substitution of the awards under the 2004 Plan;

•	accelerate the vesting of awards, in whole or in part, and have unexercised awards terminate immediately prior to the closing of the merger;

•	cancel awards under the 2004 Plan in exchange for cash payments; and

•	either arrange for any repurchase rights of the Company to apply to the securities issued in substitution for our common stock or terminate repurchase rights.

In addition, the Board may also specify that other transactions or events constitute a Change of Control and take any one or more of the actions described for a merger transaction. Examples of Change of Control include:

•	a merger in which the stockholders of the Company immediately before the merger own securities representing 50% or less of the total combined voting power or value of the Company immediately after the merger;

•	any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 50% or more of the total combined voting power or value of the Company; or

•	as a result of or in connection with a contested election of directors, the persons who were directors of the Company immediately before the election cease to constitute a majority of the Board of Directors.

In each such case, the Board need not adopt the same rules for each award under the 2004 Plan or for each holder of such awards.

In the event of a proposed dissolution or liquidation of the Company, the Board may cause awards to be fully vested and exercisable (but not after their expiration date) before the dissolution is completed, but contingent on its completion.

Amendment and Termination of the 2004 Plan

The Board may amend, alter, suspend or discontinue the 2004 Plan. However, the Company shall obtain stockholder approval for any amendment to the 2004 Plan to the extent necessary to comply with applicable laws and Nasdaq National Market listing requirements. Generally, no such action by the Board or stockholders may alter or impair any outstanding award under the 2004 Plan without the written consent of the holder. In addition, no amendment shall be made that would reduce the exercise price of outstanding options without the written consent of the stockholders. The 2004 Plan will terminate in June 2014 unless it expires or is terminated earlier pursuant to its terms and no new awards may be granted under the 2004 Plan after that date.

Federal Income Tax Consequences of Options and Stock Awards under the 2004 Plan

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR AWARDS OF RESTRICTED STOCK UNDER THE 2004 PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANT OF RESTRICTED STOCK.

Options.    The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain (or loss) upon sale of the shares will be a long-term capital gain (or loss). If shares are sold or otherwise disposed of before both of these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition (unless limited by Section 162(m) of the Code).

The grant of a non-statutory option has no federal income tax effect on the optionee. Upon the exercise of a non-statutory option, the optionee has taxable ordinary income (and unless limited by Section 162(m) of the Code the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a non-statutory stock option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. The Company may allow non-statutory stock options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

In the case of both incentive stock options and non-statutory stock options, special federal income tax rules apply if Company common stock is used to pay all or part of the option price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

Stock Awards and SARs.    Stock awards and stock appreciation rights will generally be taxed in the same manner as non-statutory stock options. However, shares issued under a restricted stock award are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the shares will be forfeited in the event that the participant ceases to provide services to the Company and are not transferable. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time the award shares are issued. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The employee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the share issuance date) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of such issuance, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

Cash Awards.    Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes compensation income.

Accounting Treatment

Since the first quarter of fiscal 2006, the Company has been required to recognize compensation expense in an amount equal to the fair value on the date of grant of all stock options under the 2004 Plan. The fair value of an option will be based on the number of shares subject to the option, the value of our common stock and other factors. The Company uses a Black-Scholes valuation model to measure fair value of option grants. In addition, the Company is required to recognize compensation expense for other awards under the 2004 Plan. In general, the expense associated with each award will be recognized over the requisite employee service period, generally the vesting period.

Plan Benefits

Future awards under the 2004 Plan will be granted at the discretion of the Administrator, and accordingly, are not yet determinable. In addition, benefits under the 2004 Plan will depend on a number of factors, including the fair market value of our common stock on future dates, our actual performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently it is not possible to determine the future benefits that might be received by participants under the 2004 Plan.

In order to provide information with respect to restricted stock awards and stock option grants in the last fiscal year, the following table shows the dollar value of restricted stock awards and number of shares of common stock issuable upon exercise of options granted to the Named Executive Officers and other named groups under the 2004 Plan during the fiscal year ended December 31, 2005.

Name and Position	Dollar Value(1)	Number of Shares(2)
Stephen R. Wong, Chairman, President and Chief Executive Officer	—	—
Raj P. Sabhlok, Senior Vice President of Operations	$337,950	50,000
Robert Lamvik, Vice President, Worldwide Field Operations	—	140,000
Executive Group	$337,950	190,000
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	$181,393	1,136,500

(1)	Value calculated based on number of shares granted under restricted stock purchase agreement (50,000) times the closing price of our common stock on the date of grant ($6.76), less the purchase price ($0.001 per share).

(2)	All options granted at fair market value as of the date of grant as determined under the 2004 Plan.

Required Vote

Approval of the amendments to the 2004 Plan requires the affirmative vote of a majority of the shares of the Company’s common stock voting in person or by proxy on such proposal at the annual meeting. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote against the proposal.

The Board recommends a vote “for” the approval of the amendments to the 2004 Plan.

PROPOSAL NO. 3

Approval of Amendments to the 2000 Nonemployee Directors Stock Option Plan

At the annual meeting, you are being asked to approve amendments to the Company’s Amended and Restated 2000 Nonemployee Directors Stock Option Plan (the “Directors Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 350,000 from 400,000 to 750,000 and to reduce the term of the options granted under the Directors Plan from ten to seven years. Your approval of these amendments is being sought in accordance with the rules of the Nasdaq National Market, to permit the listing of shares purchased by nonemployee directors.

The Directors Plan was adopted in February 2000 and amended in April 2003. In May 2006, the Board approved amendments to the Directors Plan, subject to stockholder approval, including the amendment to increase the number of shares of common stock reserved for issuance thereunder by 350,000 from 400,000 to 750,000. The Company believes it is important that directors have meaningful equity ownership in the Company and believes one way to provide the appropriate level of ownership is through a formula plan such as that set forth in the Directors Plan.

Summary of the 2000 Amended and Restated Nonemployee Directors Stock Option Plan

A copy of the Directors Plan is attached to this proxy statement as Appendix B. The following description of the Directors Plan is a summary and so is qualified by reference to the complete text of the Directors Plan.

Only nonemployee directors of the Company are eligible to participate in the Directors Plan. The Directors Plan is designed to work automatically. However, to the extent administration is necessary, it is provided by the Board or the Board may delegate its authority to a committee of the Board.

Option grants to nonemployee directors are made on a formula basis and not on a discretionary basis. The Directors Plan provides that when a person who is not, and has not been in the preceding twelve months, an officer or an employee of the Company and who has not previously been a member of the Board is elected or appointed a member of the Board, the Company will grant that person on the effective date of such election or appointment a non-qualified stock option (an “NQO”) to purchase 25,000 shares of our common stock. The Directors Plan further provides that on the first meeting of the Board on or after the first day of each calendar quarter, the Company will grant to each nonemployee director then in office for longer than three months an option to purchase 5,000 shares.

All NQOs granted under the Directors Plan have an exercise price equal to the fair market value of such shares on the date of grant. NQOs granted under the Directors Plan vest over three years from the date of grant in equal quarterly installments and are fully exercisable on the third anniversary of the option grant. The Company currently has five nonemployee directors who are eligible to participate in the Directors Plan. If the Directors Plan is amended as proposed, the number of shares of common stock reserved under the Directors Plan will increase by 200,000 shares.

Options granted under the Directors Plan currently have a term of ten years. You are being asked to approve an amendment to reduce the term of the options granted under the Directors Plan from ten to seven years. The Board has approved this amendment to bring the term of the directors’ options in line with those granted to our employees, which typically have a seven-year term.

The consideration payable in connection with any option (including any related taxes) may be paid by cash or by delivery of shares of our common stock. Options generally terminate three months after a nonemployee director ceases to be, for any reason, a director of the Company, but if a nonemployee director ceases to be a director due to death, disability or retirement, the Option may be exercised for 12 months after the termination. Options are not transferable, except by gift to a family member or a partnership or trust for a family member or by will or the laws of descent and distribution. The Board may amend, alter or discontinue the Directors Plan or any option at any time, except that the consent of a participant is required if the participant’s existing rights under an outstanding option would be impaired. No amendment requires stockholder approval unless required by applicable law or the Board otherwise concludes stockholder approval is advisable. The Board has determined that it is advisable to seek stockholder approval of the proposed amendments.

Federal Income Tax Consequences of Options Under the Directors Plan.

For a summary of federal income tax consequences of NQOs granted under the Directors Plan, refer to the discussion of non-statutory options in “Federal Income Taxes of Options and Stock Awards under the 2004 Plan.”

Plan Benefits

Each nonemployee director of the Company currently in office will receive options to purchase 20,000 shares of our common stock pursuant to the Directors Plan during the 2006 fiscal year. As a group, the current nonemployee directors of the Company will receive options to purchase 100,000 shares of our common stock pursuant to the Directors Plan during the 2006 fiscal year.

Required Vote

Approval of the amendments to the Directors Plan requires the affirmative vote of a majority of the shares of the Company’s common stock voting in person or by proxy on such proposal at the Annual Meeting.

The Board recommends a vote “for” the approval of the amendments to the Directors Plan.

PROPOSAL NO. 4

Ratification of Appointment of Independent Registered Public Accounting Firm

The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. Appointment of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Board is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if the stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

Required Vote

The affirmative vote of the holders of a majority of the shares of the Company’s common stock voting in person or by proxy on this proposal at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

The Board recommends a vote “for” the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm

ADDITIONAL INFORMATION

The Company’s Annual Report for the fiscal year ended December 31, 2005 is being mailed with this Proxy Statement to stockholders of the Company.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents. This rule allows the Company to send a single set of its Annual Report and this Proxy Statement to any household at which two or more stockholders of the Company reside, if it believes that the stockholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its stockholders as it reduces the volume of duplicate information received at a stockholder’s house and helps reduce the Company’s expenses. Each stockholder, however, will continue to receive individual proxy cards or voting instruction forms.

Stockholders that have previously received a single set of disclosure documents may request their own copy this year or in future years by contacting their bank, broker or other nominee record holder. The Company will also deliver a separate copy of the Annual Report and the Proxy Statement to any stockholder upon written request to Embarcadero Technologies, Inc., 100 California Street, 12th Floor, San Francisco, California 94111, Attention: Investor Relations, or upon oral request by calling (415) 834-3131.

OTHER BUSINESS

The Board does not presently intend to bring any other business before the meeting, and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

Stephen C. Ferruolo

Secretary

San Francisco, CA

June 29, 2006

Appendix A

Amended and Restated

2004 Equity Incentive Plan

of

Embarcadero Technologies, Inc.

(as amended through June 6, 2006)

1.	Purpose of this Plan

The purpose of this 2004 Equity Incentive Plan of Embarcadero Technologies, Inc. is to enhance the long-term stockholder value of Embarcadero Technologies, Inc. by offering opportunities to eligible individuals to participate in the growth in value of the equity of Embarcadero Technologies, Inc.

2.	Definitions and Rules of Interpretation

2.1    Definitions.    This Plan uses the following defined terms:

(a) “Administrator” means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(b) “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(c) “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

(d) “Award” means a Stock Award, SAR, Cash Award, or Option granted in accordance with the terms of the Plan.

(e) “Award Agreement” means the document evidencing the grant of an Award.

(f) “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

(g) “Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 16, and (iii) a person who holds Option Shares subject to any right of repurchase under Section 15.2.

(h) “Board” means the board of directors of the Company.

(i) “Cash Award” means the right to receive cash as described in Section 8.3.

(j) “Change of Control” means any transaction or event that the Board specifies as a Change of Control under Section 10.4.

(k) “Code” means the Internal Revenue Code of 1986.

(l) “Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

(m) “Company” means Embarcadero Technologies, Inc., a Delaware corporation.

(n) “Company Director” means a member of the Board.

(o) “Consultant” means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

(p) “Director” means a member of the board of directors of the Company or an Affiliate.

(q) “Divestiture” means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

(r) “Domestic Relations Order” means a “domestic relations order” as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a “plan” in that definition shall be to this Plan.

(s) “Employee” means a regular employee of the Company or an Affiliate, including an Officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(t) “Exchange Act” means the Securities Exchange Act of 1934.

(u) “Executive” means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, “Executive” means any (i) Director, (ii) officer elected or appointed by the Board, or (iii) beneficial owner of more than 10% of any class of the Company’s equity securities.

(v) “Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.

(w) “Fair Market Value” means the value of Shares as determined under Section 17.2.

(x) “Fundamental Transaction” means any transaction or event described in Section 10.3.

(y) “Grant Date” means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

(z) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

(aa) “Nonstatutory Option” means any Option other than an Incentive Stock Option.

(bb) “Objectively Determinable Performance Condition” shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an individual business unit.

(cc) “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

(dd) “Option” means a right to purchase Shares of the Company granted under this Plan.

(ee) “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

(ff) “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(gg) “Plan” means this 2004 Equity Incentive Plan of Embarcadero Technologies, Inc.

(hh) “Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

(ii) “Reverse Vesting” means that an Option is or was fully exercisable but that, subject to a “reverse” vesting schedule, the Company has a right to repurchase the Option Shares as specified in Section 15.2(a), with the Company’s right of repurchase expiring in accordance with a “forward” vesting schedule that would otherwise have applied to the Option under which the Option Shares were purchased or in accordance with some other vesting schedule described in the Award Agreement. With respect to a Stock Award, Reverse Vesting means that the Company has a right to repurchase the Award Shares purchased pursuant to the Stock Award, as specified in Section 15.2(a), with the Company’s right of repurchase expiring in accordance with the vesting schedule in the Award Agreement.

(jj) “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

(kk) “SAR” or “Stock Appreciation Right” means a right to receive cash or Shares based on a change in the Fair Market Value of a specific number of Shares pursuant to an Award Agreement, as described in Section 8.1.

(ll) “Securities Act” means the Securities Act of 1933.

(mm) “Share” means a share of the Common Stock, par value $.001 per share, of the Company or other securities substituted for the Common Stock under Section 10.

(nn) “Stock Award” means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.2

(oo) “Substitute Award” means a Substitute Option, Substitute SAR or Substitute Stock Award granted in accordance with the terms of the Plan.

(pp) “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

(qq) “Substitute SAR” means a SAR granted in substitution for, or upon the conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.

(rr) “Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

(ss) “Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

2.2    Rules of Interpretation.    Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

3.	Shares Subject to this Plan; Term of this Plan

3.1    Number of Award Shares.    Subject to adjustment under Section 10, the maximum number of Shares that may be issued under this Plan is 4,850,000. If an Award should expire or become unexercisable for any reason without having been exercised in full or without the Shares subject thereto having been issued in full, the unpurchased or unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Any Shares of Common Stock which are retained by the Company upon exercise of an Award whether issued under the Plan in order to satisfy the exercise or purchase price for such Award or any withholding taxes due with respect to such exercise, purchase or issuance shall not continue to be available under the Plan. Unvested Award Shares repurchased by the Company pursuant to Stock Awards shall be available for future grant under the Plan; otherwise, Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

3.2    Source of Shares.    Award Shares may be: (a) Shares that have never been issued, (b) Shares that have been issued but are no longer outstanding, or (c) Shares that are outstanding and are acquired to discharge the Company’s obligation to deliver Award Shares.

3.3    Term of this Plan

(a) This Plan shall be effective on, and Awards may be granted under this Plan after, the date it has been both adopted by the Board and approved by the Company’s stockholders.

(b) Subject to Section 13, Awards may be granted under this Plan for a period of ten years from the earlier of the date on which the Board approves this Plan and the date the Company’s stockholders approve this Plan. Accordingly, Awards may not be granted under the Plan after the earlier of those dates.

4.	Administration

4.1    General

(a) The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only within guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

(b) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and who are “outside directors” as defined in Section 162(m) of the Code.

4.2    Authority of Administrator.    Subject to the other provisions of this Plan, the Administrator shall have the authority to:

(a) grant Awards, including Substitute Awards;

(b) determine the Fair Market Value of Shares;

(c) determine the Option Price and the Purchase Price of Awards;

(d) select the Awardees;

(e) determine the times Awards are granted;

(f) determine the number of Shares subject to each Award;

(g) determine the types of payment that may be used to purchase Award Shares;

(h) determine the types of payment that may be used to satisfy withholding tax obligations;

(i) determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

(j) modify or amend any Award;

(k) authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

(l) determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m) interpret this Plan and any Award Agreement or document related to this Plan;

(n) correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

(o) adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p) adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

(q) determine whether a transaction or event should be treated as a Change of Control, a Divestiture or neither;

(r) determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change of Control or a Divestiture, then the effect of that Change of Control or Divestiture; and

(s) make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

4.3    Scope of Discretion.    Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. Moreover, but again subject to the last sentence of this Section 4.3, in making those decisions the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. However, except as provided in Section 13.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5.	Persons Eligible to Receive Awards

5.1    Eligible Individuals.    Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

5.2    Section 162(m) Limitation.

(a) Options and SARs.    So long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code: (i) no Employee or prospective Employee may be granted one or more SARs and Options within any fiscal year of the Company under this Plan to purchase more than 300,000 Shares under Options or to receive compensation calculated with reference to more than that number of Shares under SARs, subject to adjustment under Section 10, and (ii) Options and SARs may be granted to an Executive only by the Committee (and, notwithstanding Section 4.1(a), not by the Board). If an Option or SAR is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option or SAR shall continue to be counted against the limit on Awards that may be granted to any individual under this Section 5.2.

(b) Cash Awards and Stock Awards.    Any Cash Award or Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions, the Cash Award or Stock Award may be granted only by the Committee. The maximum amount of any Stock Award in any year is 300,000 Shares, subject to adjustment under Section 10, and the maximum Cash Award is $2,000,000.

6.	Terms and Conditions of Options

The following rules apply to all Options:

6.1    Price.    No Option may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date The Option Price of an Incentive Stock Option shall also be subject to Section 7(f).

6.2    Term.    No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

6.3    Vesting.    Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Optionee’s directorship, employment or consultancy begins, or a different date specified in the Option Agreement. If so provided in the Option Agreement, an Option may be exercisable subject to the application of Reverse Vesting to the Option Shares. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c). No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

6.4    Form of Payment.

(a) The Administrator shall determine the acceptable form and method of payment for exercising an Option.

(b) Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c) In addition, the Administrator may permit payment to be made by any of the following methods:

(i) other Shares, or the designation of other Shares, which (A) are “mature” shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii) provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a broker-dealer that is a member of the National Association of Securities Dealers advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a “Cashless Exercise Procedure”), provided that if the Company extends or arranges for the extension of credit to an Optionee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

(iii) one or more promissory notes meeting the requirements of Section 6.4(e);

(iv) cancellation of any debt owed by the Company or any Affiliate to the Optionee by the Company including without limitation waiver of compensation due or accrued for services previously rendered to the Company; and

(v) any combination of the methods of payment permitted by any paragraph of this Section 6.4.

(d) The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

(e) The promissory notes referred to in Section 6.4(c)(iii) must be full recourse. Unless the Committee specifies otherwise after taking into account any relevant accounting issues, the notes shall bear interest at a fair market value rate when the Option is exercised. Interest on the notes shall also be at least sufficient to avoid imputation of interest under Sections 483, 1274, and 7872 of the Code. The notes and their administration shall at all times comply with any applicable margin rules of the Federal Reserve. The portion of the Option Price equal to the par value of the Shares shall in all events be paid in cash. The notes may also include such other terms as the Administrator specifies. Payment may not be made by promissory note by Officers or Directors as long as Shares are registered under Section 12 of the Exchange Act.

6.5    Nonassignability of Options.    Except as determined by the Administrator and expressly set forth in any Option Agreement, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Optionee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

6.6    Substitute Options.    The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

6.7    Repricings.    Other than in accordance with Section 10, Options may not be repriced, replaced, regranted through cancellation or modified without stockholder approval, if the effect of the repricing, replacement, regrant or modification would be to reduce the effective Option Price of the Options.

7.	Incentive Stock Options

The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

(a) The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

(b) No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

(c) Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

(d) In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Option Agreement relating to that Incentive Stock Option.

(e) Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

(f) The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

(g) Incentive Stock Options may be granted only to Employees. If an Optionee changes status from an Employee to a Consultant, that Optionee’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i).

(h) No rights under an Incentive Stock Option may be transferred by the Optionee, other than by will or the laws of descent and distribution. During the life of the Optionee, an Incentive Stock Option may be exercised only by the Optionee. The Company’s compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).

(i) An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee’s Termination for any reason other than the Optionee’s death or disability (as defined in Section 22(c) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three-month period after the Optionee’s Termination provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Optionee’s Termination.

(j) An Incentive Stock Option may only be modified by the Board.

8.	Stock Appreciation Rights, Stock Awards and Cash Awards

8.1    Stock Appreciation Rights.    The following rules apply to SARs:

(a) Term.    No SAR shall be exercisable after its Expiration Date. No SAR may have an Expiration Date that is more than ten years after its Grant Date.

(b) Vesting.    SARs shall be exercisable: (i) on the Grant Date, (ii) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement, or (iii) upon the achievement of Objectively Determinable Performance Conditions.

(c) Exercise of SARs.    Upon the exercise of an SAR, in whole or in part, an Awardee shall be entitled to a payment in an amount equal to the excess of the Fair Market Value of a fixed number of Shares covered by the exercised portion of the SAR on the date of exercise, over the Fair Market Value of the Shares covered by the exercised portion of the SAR on the Grant Date. The amount due to the Awardee upon the exercise of a SAR will be paid in cash or Shares over the period or periods specified in the Award Agreement. An Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a SAR, on an aggregate basis or as to any Awardee. A SAR shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Award Agreement from the person entitled to exercise the SAR.

(d) Nonassignability of SARs.    Except as determined by the Administrator and expressly set forth in any Award Agreement, no SAR shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, SARs may be transferred and exercised in accordance with a Domestic Relations Order.

(e) Substitute SARs.    The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute SARs shall be exercisable with respect to the Fair Market Value of Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

8.2    Stock Awards.    The following rules apply to all Stock Awards:

(a) Price.    In no event will the Purchase Price of any Stock Award be less than the par value of the Shares issuable under the Stock Award if that is required by Applicable Law.

(b) Term.    No Stock Award shall be exercisable after its Expiration Date. No Stock Award may have an Expiration Date that is more than ten years after its Grant Date.

(c) Vesting.    Stock Awards shall be exercisable: (i) on the Grant Date, or (ii) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement.

(d) Right of Repurchase.    If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to Reverse Vesting.

(e) Form of Payment.    The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award.

(i) Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(ii) In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

(f) Nonassignability of Stock Awards.    Except as determined by the Administrator and expressly set forth in any Award Agreement, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Stock Awards may be transferred and exercised in accordance with a Domestic Relations Order.

(g) Substitute Stock Award.    The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

(h) Maximum Number of Stock Awards.    The maximum aggregate number of Shares that may be issued pursuant to Stock Awards under this Plan shall not exceed 1,150,000 Shares, subject to adjustment under Section 10.

8.3    Cash Awards.    The following rules apply to all Cash Awards:

(a) Term.    No Cash Award shall be payable after its Expiration Date. No Cash Award may have an Expiration Date that is more than ten years after its Grant Date.

(b) Vesting.    Cash Awards shall be payable: (i) on the Grant Date, (ii) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement, or (iii) upon the achievement of Objectively Determinable Performance Conditions.

9.	Exercise of Awards

9.1    In General.    An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

9.2    Time of Exercise.    Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share. SARs and Cash Awards shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the SAR or Cash Award.

9.3    Issuance of Award Shares.    The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised. However, until Award Shares are actually issued, as evidenced by the appropriate entry on the stock books of the Company or its transfer agent, the Awardee will not have the rights of a stockholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

9.4    Termination

(a) In General.    Except as provided in an Award Agreement or in writing by the Administrator, and as otherwise provided in Sections 9.4(b), (c), (d) and (e), after an Awardee’s Termination, the Awardee’s

Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the 90 days after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate. Notwithstanding the foregoing, as a clarification of rules in effect under the Plan, in the event Shares pursuant to an Award may not be issued at the time they would otherwise expire as provided in this Section 9.4 because the issuance would otherwise violate Applicable Law, or in the event an Option would expire following termination of employment during a time when trading in Shares is prohibited pursuant to the Company’s insider trading policy, the exercise period provided herein shall be automatically extended past the date that the prohibition on issuance or trading or trading ends by the number of days after termination of employment that issuance or trading is actually prohibited, but not less than 30 nor more than 90 days Notwithstanding the foregoing, in no event may the Shares be exercised after the term of the Award.

(b) Leaves of Absence.    Unless otherwise provided in the Award Agreement or in writing by the Administrator, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall continue to vest during a leave of absence of not more than three months, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

(c) Death or Disability.    Unless otherwise provided in the Award Agreement or in writing by the Administrator, if an Awardee’s Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee to the extent exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 16. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. Death or disability occurring after an Awardee’s Termination shall not cause the Termination to be treated as having occurred due to death or disability. In the case of an Awardee who dies or become disabled within three months after Termination, if the Termination was not due to Cause, the Awardee’s Awards may be exercised for one year after that Termination. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

(d) Divestiture.    If an Awardee’s Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4 with respect to the Awardee’s Awards.

(e) Termination for Cause.    If an Awardee’s Termination is due to Cause, all of the Awardee’s Awards shall automatically terminate and cease to be exercisable at the time of Termination and the Administrator may rescind any and all exercises of Awards by the Awardee that occurred after the first event constituting Cause. “Cause” means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator. “Cause” shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Awardee regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine “Cause” based on the Administrator’s good faith belief. If the Awardee is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

(f) Reverse Vesting.    Under any circumstances stated in this Section 9.4 in which all unvested Options of an Optionee immediately vest, the Company’s repurchase rights shall lapse on all Option Shares held by that Optionee which are subject to Reverse Vesting.

(g) Consulting or Employment Relationship.    Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

10.	Certain Transactions and Events

10.1    In General.    Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10. Additional provisions with respect to the foregoing transactions are set forth in Section 13.3.

10.2    Changes in Capital Structure.    In the event of any stock split, reverse stock split, recapitalization (including the payment of an extraordinary cash dividend), combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change of Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the Terms of any SAR, (d) the Purchase Price of any Stock Award, and (e) the Option Price and number and class of securities issuable under each outstanding Option, and (f) the repurchase price of any securities substituted for Option Shares that are subject to repurchase rights. The specific adjustments shall be determined by the Board. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security. The Board need not adopt the same rules for each Award or each Awardee.

10.3    Fundamental Transactions.    If the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued (each a “Fundamental Transaction”), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution, in exchange for Awards, of options to purchase equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) (an “assumption” of Awards) on such terms and conditions as the Board determines are appropriate, (b) accelerate the vesting and termination of outstanding Awards, in whole or in part, so that Awards can be exercised before or otherwise in connection with the closing or completion of the Fundamental Transaction or event but then terminate, and (c) cancel or arrange for the cancellation of Awards in exchange for cash payments to Awardees, and (d) either arrange for any repurchase rights of the Company with respect to Award Shares to apply to the securities issued in substitution for Shares or terminate repurchase rights on Award Shares. The Board need not adopt the same rules for each Award or each Awardee.

10.4    Changes of Control.    The Board may also, but need not, specify that other transactions or events constitute a “Change of Control”. The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes of Control are: (a) the Company or an Affiliate is a party to a merger, consolidation, amalgamation, or other transaction in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction, (b) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 50% or more of the total combined voting power or value of the Company, or (c) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change of

Control, notwithstanding any other provision of this Plan, the Board may take any one or more of the actions described in Section 10.3. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date). The Board need not adopt the same rules for each Award or each Awardee.

10.5    Divestiture.    If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a “Divestiture”. In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 10.3 or 10.4 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Awardee.

10.6    Dissolution.    If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee. However, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate just before the dissolution is completed.

10.7    Cut-Back to Preserve Benefits.    If the Administrator determines that the net after-tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event addressed in this Section 10 would be greater if one or more of those steps were not taken or payments were not made with respect to that Awardee’s Awards or Award Shares, then and to that extent one or more of those steps shall not be taken and payments shall not be made.

11.	Withholding and Tax Reporting

11.1    Tax Withholding Alternatives

(a) General.    Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

(b) Method of Payment.    The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

11.2    Reporting of Dispositions.    Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

12.	Compliance with Law

The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

13.	Amendment or Termination of this Plan or Outstanding Awards

13.1    Amendment and Termination.    The Board may at any time amend, suspend, or terminate this Plan.

13.2    Stockholder Approval.    The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

13.3    Effect.    No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. However, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Board may, but need not, take the tax consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions will be final, binding and conclusive. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination or Award Shares issued under such Awards even if those Award Shares are issued after the termination.

14.	Reserved Rights

14.1    Nonexclusivity of this Plan.    This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans or independently of any plan.

14.2    Unfunded Plan.    This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

15.	Special Arrangements Regarding Award Shares

15.1    Escrows and Pledges.    To enforce any restrictions on Award Shares including restrictions related to Reverse Vesting, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates. Any Awardee who delivers a promissory note as partial or full consideration for the purchase of Award Shares will be required to pledge and deposit with the Company some or all of the Award Shares as collateral to secure the payment of the note. However, the Administrator may require or accept other or additional forms of collateral to secure the note and, in any event, the Company will have full recourse against the maker of the note, notwithstanding any pledge or other collateral.

15.2    Repurchase Rights

(a) Reverse Vesting.    If an Option or Stock Award is subject to Reverse Vesting, the Company shall have the right, during the seven months after the Awardee’s Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination. If the Award Shares were purchased with a promissory note, the repurchase price shall be the lower of: the Option Price or Purchase Price for such Shares, (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) and the Fair Market Value at the date of Termination. In all other cases, the repurchase price shall be determined by the Administrator in accordance with this Section 15.2. The repurchase determined by the Administrator shall be either (i) the Option Price or Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) or (ii) the lower of (A) the Option Price or Purchase Price for the Shares or (B) the Fair Market Value of those Option Shares as of the date of the Termination. The repurchase price shall be paid in cash or, if the Option Shares were purchased in whole or in part with a promissory note, cancellation of indebtedness under that note, or a combination of those means. The Company may assign this right of repurchase.

(b) Procedure.    The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 15.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 15.2 for exercising its repurchase rights in order to exercise such rights.

15.3    Market Standoff.    If requested by the Company or a representative of its underwriters in connection with a registration of any securities of the Company under the Securities Act, Awardees or certain Awardees shall be prohibited from selling some or all of their Award Shares during a period not to exceed 180 days after the effective date of the Company’s registration statement. This restriction shall not apply to any registration statement on Form S-8, Form S-4 or an equivalent registration statement.

16.	Beneficiaries

An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

17.	Miscellaneous

17.1    Governing Law.    This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

17.2    Determination of Value.    Fair Market Value shall be determined as follows:

(a) Listed Stock.    If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

(b) Stock Quoted by Securities Dealer.    If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c) No Established Market.    If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board or Committee will determine Fair Market Value in good faith. The Board or Committee will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

17.3    Reservation of Shares.    During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

17.4    Electronic Communications.    Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

17.5    Notices.    Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 17.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

Appendix B

AMENDED AND RESTATED

2000 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

OF

EMBARCADERO TECHNOLOGIES, INC.

(as amended through May 23, 2006)

1.	PURPOSES OF THE PLAN

The purposes of the 2000 Nonemployee Directors Stock Option Plan of Embarcadero Technologies, Inc., a Delaware corporation, are: (a) to encourage Nonemployee Directors to accept or continue their association with the Company; and (b) to increase the interest of Nonemployee Directors in the Company’s operations and increased profits through participation in the growth in value of the Common Stock of the Company.

2.	DEFINITIONS

As used herein, the following definitions shall apply:

(a) “Administrator” shall mean the entity, either the Board or a committee appointed by the Board, responsible for administering this Plan, as provided in Section 5.

(b) “Affiliate” shall mean a parent or subsidiary corporation as defined in the applicable provisions of the Code.

(c) “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Common Stock” shall mean the Common Stock of the Company.

(f) “Company” shall mean Embarcadero Technologies, Inc., a Delaware corporation.

(g) “Director Fee” shall mean the cash amount, if any, a Nonemployee Director shall be entitled to receive for serving as a director of the Company in any fiscal year.

(h) “Fair Market Value” shall mean, as of the date in question, the last transaction price quoted by the Nasdaq National Market System on the date of grant; provided, however, that if the Common Stock is not traded on such market system or the foregoing shall otherwise be inappropriate, then the Fair Market Value shall be determined by the Administrator in good faith at its sole discretion and on such basis as it shall deem appropriate. Such determination shall be conclusive and binding on all persons.

(i) “Initial Option” shall have the meaning set forth in Section 6(a).

(j) “Nonemployee Director” shall mean any person who is a member of the Board but is not an employee of the Company or any Parent or Subsidiary of the Company and has not been an employee of the Company or any Parent or Subsidiary of the Company at any time during the preceding 12 months.

(k) “Option” shall mean a stock option granted pursuant to this Plan.

(l) “Option Agreement” shall mean the written agreement described in Section 6(c) evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

(m) “Option Shares” shall mean the Shares subject to an Option granted under this Plan.

(n) “Optionee” shall mean a Nonemployee Director who holds an Option.

(o) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(p) “Plan” shall mean this 2000 Nonemployee Directors Stock Option Plan of Embarcadero Technologies, Inc., as it may be amended from time to time.

(q) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission, or any successor rule thereto.

(r) “Section” unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

(s) “Share” shall mean a share of Common Stock, as adjusted in accordance with Section 7(a).

(t) “Subsidiary” shall mean a “subsidiary corporation” of the Company, whether now or hereafter existing, within the meaning of Section 424(f) of the Code, but only for so long as it is a “subsidiary corporation”.

3.	ELIGIBLE PERSONS

Every person who at the date of grant of an Option is a Nonemployee Director is eligible to receive Options under this Plan.

4.	STOCK SUBJECT TO THIS PLAN

Subject to Section 7(a) of this Plan, the maximum aggregate number of Shares which may be issued on exercise of Options granted pursuant to this Plan is 750,000 Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

5.	ADMINISTRATION

(a) This Plan shall be administered by the Board, or by a committee (the “Committee”) of at least two Board members to which administration of the Plan is delegated (in either case, the “Administrator”), in accordance with the requirements of Rule 16b-3.

(b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its sole discretion: (i) to determine the Fair Market Value of the Shares subject to Option; (ii) to interpret this Plan; (iii) to prescribe, amend and rescind rules and regulations relating to this Plan; (iv) to defer (with the consent of the Optionee) or accelerate the exercise date of any Option; (v) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (vi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

(c) All questions of interpretation, implementation and application of this Plan shall be determined by the Administrator. Such determination shall be final and binding on all persons.

6.	GRANT OF OPTIONS

(a) Grant for Initial Election or Appointment to Board.    Subject to the terms and conditions of this Plan, if any person who is not an officer or employee of the Company is first elected or appointed as a member of the Board and is otherwise considered a “Nonemployee Director” as defined herein, then the Company shall grant to such Nonemployee Director on such day an Option to purchase 25,000 Shares (“Initial Option”) at an exercise price equal to the Fair Market Value of such Shares on the date of such Initial Option grant, subject to the limitation of Section 7(j).

(b) Quarterly Grants.    Subject to the terms and conditions of this Plan, on the date of the first regularly scheduled meeting of the Board on or after the first day of each calendar quarter, the Company shall grant to each Nonemployee Director then in office for longer than three months, an Option to purchase 5,000 shares at an exercise price equal to the Fair Market Value of such Shares.

(c) No Option shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board. Each Option shall be evidenced by a written Option Agreement, in form and substance satisfactory to the Company, executed by the Company and the Optionee. Failure by the Company, the Nonemployee Director, or both to execute an Option Agreement shall not invalidate the granting of an Option; however, the Option may not be exercised until the Option Agreement has been executed by both parties.

7.	TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be subject to the terms and conditions set forth in this Section 7.

(a) Changes in Capital Structure.    Subject to subsection 7(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation, or reorganization, appropriate adjustments shall be made in: (i) the number and class of shares of Common Stock subject to this Plan and each Option outstanding under this Plan; and (ii) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Each such adjustment shall be subject to approval by the Administrator in its sole discretion.

(b) Time of Option Exercise.    Each Option shall be exercisable over three years in equal quarterly installments. At the discretion of the Administrator, the Company shall have a right of repurchase of Option Shares.

(c) Limitation on Other Grants.    The Administrator shall have no discretion to grant Options under this Plan other than as set forth in Sections 6(a) and 6(b).

(d) Transfer to Immediate Family Members.    All or any portion of this Option may be transferred by Optionee to (i) the spouse, children or grandchildren of the Optionee (“Immediate Family Members”), (ii) a partnership in which such Immediate Family Members are the only partners, or (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, provided that (x) there may be no consideration for such transfer and (y) subsequent transfers of this Option shall be prohibited except those in accordance with Section 7(e). Following transfer, this Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of Section 7(g) shall continue to be applied with respect to the original Optionee, following which this Option shall be exercisable by the transferee only to the extent, and for the periods specified in, Section 7(g). Neither the Company nor the Administrator shall have any obligation to provide the transferee with notice of termination of an Optionee.

(e) Nontransferability.    This Option is not assignable or transferable by Optionee except in accordance with Section 7(d) or by will or by the laws of descent and distribution. During the life of Optionee, this Option is exercisable only by the Optionee or by a transferee permitted pursuant to Section 7(d). Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this Option in a manner not herein permitted, and any levy of execution, attachment, or similar process on this Option, shall be null and void.

(f) Payment.    Except as provided below, payment in full, in cash, shall be made for all Option Shares purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Payment may also be made pursuant to a cashless exercise/sale procedure, provided that the Company does not extend or arrange for the extension of credit to an Optionee in connection with such cashless exercise procedure. At the time an Option is granted or exercised, the Administrator, in its absolute discretion, may authorize any one or more of the following additional methods of payment: (i) delivery by the Optionee of Common Stock already owned by the Optionee for all or part of the Option price, provided the Fair Market Value of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the Optionee is authorized to pay by delivery of such stock; provided, however, that if an Optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the Optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock; and (ii) any other consideration and method of payment to the extent permitted under the Delaware General Corporation Law, provided that the Company does not extend or arrange for the extension of credit to an Optionee in connection with such consideration and method of payment.

(g) Termination as Director.    Unless determined otherwise by the Administrator in its absolute discretion, to the extent not already expired or exercised, an Option shall terminate at the earlier of: (i) the expiration of the term of the Option; or (ii) three months after the last day served by the Optionee as a director of the Company; provided, that an Option shall be exercisable after the date of termination of service as a director only to the extent exercisable on the date of termination; and provided further, that if termination of service as a director is due to the Optionee’s death or “disability” (as determined in accordance with Section 22(e)(3) of the Code), the Optionee, or the Optionee’s personal representative (or any other person who acquires the Option from the Optionee by will or the applicable laws of descent and distribution), may at any time within 12 months after the termination of service as a director (or such lesser period as is specified in the Option Agreement but in no event after the expiration of the term of the Option), exercise the rights to the extent they were exercisable on the date of the termination.

(h) Withholding and Employment Taxes.    At the time of exercise of an Option (or at such later time(s) as the Administrator may prescribe), the Optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion, an Optionee shall be permitted to elect, by means of a form of election to be prescribed by the Administrator, to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the Optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the “Tax Date”) to pay the amount of withholding taxes due. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

(i) Option Term.    Each Option shall expire seven years after the date of grant.

(j) Exercise Price.    The exercise price of any Option granted to any person who owns, directly or by attribution under the Code currently Section 424(d), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with 2(i) of the stock covered by the Option at the time the Option is granted.

8.	MANNER OF EXERCISE

(a) An Optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 7(f) and, if required, by payment of any federal or state withholding or employment taxes required to be withheld due to exercise of the Option. The date the Company receives written notice of an exercise accompanied by payment of the exercise price and any required federal or state withholding or employment taxes will be considered as the date such Option was exercised.

(b) Promptly after the date an Option is exercised, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock. An Optionee or transferee of an Optionee shall not have any privileges as a stockholder with respect to any Common Stock covered by the Option until the date of issuance of a stock certificate.

9.	NO RIGHT TO DIRECTORSHIP

Neither this Plan nor any Option shall confer upon any Optionee any right with respect to continuation of the Optionee’s membership on the Board or shall interfere in any way with provisions in the Company’s Certificate of Incorporation, as amended, and Bylaws, as amended, relating to the election, appointment, terms of office, and removal of members of the Board.

10.	LEGAL REQUIREMENTS

The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company’s securities may then be listed. The Company shall have no obligation to register the Shares covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the Shares covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

11.	AMENDMENTS TO PLAN

The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may adversely affect outstanding Options. No amendment shall require stockholder approval unless:

(a) stockholder approval is required to meet the exemptions provided by Rule 16b-3, or any successor rule thereto or under applicable state statutes; or

(b) the Board otherwise concludes that stockholder approval is advisable.

12.	STOCKHOLDER APPROVAL; TERM

This Plan shall become effective upon adoption by the Board of Directors; provided, however, that no Option shall be exercisable unless and until written consent of holders of a majority of the outstanding shares of capital stock of the Company, or approval by holders of a majority of shares of capital stock of the Company present, or represented, and entitled to vote at a validly called stockholders’ meeting (or such greater number as may be required by law or applicable governmental regulations or orders) is obtained within 12 months after adoption by the Board. This Plan shall terminate ten years after adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan at any time without stockholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.

Adopted by the Board of Directors: February 10, 2000

Approved by the Stockholders: February 11, 2000

Amended and Restated by the Board of Directors: April 17, 2003

Approved by the Stockholders: June 4, 2003

Amended by the Board of Directors: May 23, 2006

Approved by the Stockholders:

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF

EMBARCADERO TECHNOLOGIES, INC.

July 31, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

EMBARCADERO TECHNOLOGIES, INC.

The undersigned hereby appoints Stephen R. Wong and Michael J. Roberts, or either of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of EMBARCADERO TECHNOLOGIES, INC. (the “Company”) to be held at 12:00 p.m., local time on July 31, 2006, at the Company’s offices located at 100 California Street, 12th Floor, San Francisco, California, 94111-4517 and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR ALL OTHER PROPOSALS. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

Address Change/Comments (Mark the corresponding box on the reverse side)

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF NOMINEES AND FOR PROPOSALS 2, 3 AND 4.	Mark Here for Address Change or comments	☐
SEE REVERSE SIDE

1. Electionof Class III directors.	FOR the nominees listed	WITHHOLD AUTHORITY to vote for the nominees listed		FOR	AGAINST	ABSTAIN

Nominees: 01 Stephen R. Wong 02 Gary E. Haroian	☐	☐	2. To approve amendments to the 2004 Equity Incentive Plan.	☐	☐	☐

Withheld for the nominee you list below: (Write that nominee’s name in the space provided below.) ____________________________________________			3. To approve amendments to the Amended and Restated 2000 Nonemployee Directors Plan.	☐	☐	☐

			4. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.	☐	☐	☐

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
			Please check the following box if you plan to attend the meeting:			☐

Dated: _____________________________________________, 2006

_____________________________________________
Signature (print title, if applicable)

_____________________________________________
Signature (print title, if applicable)

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

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